                                                                   Exhibit 10.22

                              SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (the "Sublease" is entered into by and between Novations
                                                                       ---------
Group, Inc., a Delaware corporation ("Sublessor"), and imall Incorporated, a
-----------
Nevada corporation ("Sublessee").

                              W I T N E S S E T H

     On March 1, 1997, Sublessor and Novations Partners, L.L.C. ("Landlord") entered into that certain Lease Agreement (the "Base Lease") wherein Landlord leased to Sublessor and Sublessor leased from Landlord certain premises known as Unit Nos. 1, 2 and 3, located at 5314 North 250 West, Provo, Utah (the "Building"), a copy of the Base Lease being attached hereto as Exhibit A.
                                                               ---------

     Sublessee desires to sublease from Sublessor and Sublessor desires to sublease to Sublessee the Subleased Premises (as hereinafter defined) subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration paid by each party hereto to the other, Sublessor and Sublessee agree as follows:

     1.  Terms.  Capitalized terms used herein but not defined herein shall have
         -----
the meanings specified in the Base Lease.

     2.  Agreement to Sublease.  Sublessor subleases to Sublessee, and Sublessee
         ---------------------
subleases from Sublessor: (a) approximately 4,590 square feet of space (the "Subleased Premises Rentable Area") consisting of Sublessor's space on the first
(1st) floor of the Building, less and excepting therefrom approximately 1600 square feet (the "Subleased Space"), (b) approximately 350 square feet of storage space located in the basement of the Building (the "Subleased Storage"), and (c) fourteen (14) Steelcase workstations, including chairs, (the "Workstations," with the Subleased Space, Subleased Storage and the Workstations hereinafter collectively referred to as the "Subleased Premises") in accordance with and subject to the Base Lease and the terms, conditions and provisions of this Sublease. A floor plan depicting the Subleased Space is attached hereto as

Exhibit "B."
----------

     3.  Term.  The term (the "Term") of this Sublease shall commence on
         ----
February 15, 1999 (the "Commencement Date"), and shall expire on the last day of February 2000, unless earlier terminated pursuant to the terms of this Sublease. If the Commencement Date should be changed for any reason, Sublessor shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof.

     4.  Rent.
         ----

         a) Commencing on the Commencement Date (the "Rent Commencement Date") and continuing on the first day of each month thereafter throughout the Term, Sublessee shall pay to Sublessor, as rent (collectively, the "Basic Rent"): (a) for the

     Subleased Space, the sum of Seven Thousand Seventy-Six and 25/100 Dollars ($7,076.25) per month; (b) for the Subleased Storage, the sum of Two Hundred Fifty-Four and 00/100 Dollars ($254.00) per month; and (c) for the Workstations, the sum of One Hundred Twenty-Six and 00/100 Dollars ($126.00) per month, for a total of Seven Thousand Four Hundred Fifty-Six and 25/100 Dollars ($7,456.25) per month (prorated for any partial month).

         b) Sublessee shall pay all amounts that become payable by Sublessee under this Sublease to Sublessor at the times and in the manner provided in this Sublease, without demand, deduction, set-off or counterclaim, at 5314 North 250 West, Suite 320, Provo, Utah 84604 (or such other address as Sublessor may designate in writing). In the event any amounts payable by Sublessee under this Sublease shall not be paid within five (5) days after the date due, such amounts shall bear interest for each month or fraction thereof from the due date until paid computed as set forth in the Base Lease.

     5.  Additional Charges.  Sublessee further agrees to pay Sublessor
         ------------------
Sublessee's proportionate share of all additional rent and other charges in the manner provided in the Base Lease. For the purpose of this Sublease, Lessee's proportionate share shall be a fraction, (1) the numerator of which is 4590, and
(2) the denominator of which is 21,000. Notwithstanding anything contained herein to the contrary, the Base Rent shall include, and Sublessee shall not be responsible for any additional charges hereunder with respect to, the following: janitorial, electricity, gas, landscaping charges, general liability insurance obtained by Landlord under the Base Lease, and real estate taxes.

     6.  Use of Subleased Premises.  Sublessee may use and occupy the Subleased
         -------------------------
Premises for office purposes, and for no other purpose whatsoever.

     7.  Acceptance of and Improvements to the Subleased Premises; Modular
         -----------------------------------------------------------------
Offices.  Upon the Commencement Date, Sublessor shall tender, and Sublessee
-------
shall accept, possession of the Subleased Premises in its "AS-IS," "WHERE-IS" and "WITH ALL FAULTS" condition, without the benefit of any further improvement, and Sublessor shall not be obligated to incur (or to cause Landlord to incur) any cost or obligation whatsoever for the installation, renovation or demolition of any improvements to the Subleased Premises. Sublessee may, with the prior written consent of Sublessee, not to be unreasonably withheld or delayed, install certain Modular Offices (the "Modular Offices") in the Subleased Premises. Sublessee shall leave the Modular Offices on the Subleased Premises upon the expiration or earlier termination of this Sublease.

     8.  Assumption.  Sublessee hereby assumes and agrees, for the benefit of
         ----------
Sublessor and Landlord, to comply with and be bound by all of the provisions of the Base Lease with respect to the Subleased Premises which are to be observed or performed during the Term hereof by Sublessor as "Tenant" thereunder, including the rules and regulations applicable to the Building, except as otherwise inconsistent with the agreements and understandings expressly provided herein.

     9.  Indemnification.  Subject to the provisions of Paragraph 13 below, and
         ---------------
except to the extent, if any, of the negligence or intentional acts of Sublessor, Sublessee shall indemnify and hold Sublessor harmless from and against claims by third parties for any loss or damage to property or person, and all costs (including reasonable attorney's fees) incurred in connection with the defense of any such claims, to the extent caused by the acts or omissions or neglect of Sublessee, its agents, invitees, employees, and contractors in or about the Building, or arising from the conductor management of Sublessee's business in the Building or Sublessee's use of the Subleased Premises during the Term hereof.

     10.  Assignment and Subletting.  In no event shall Sublessee assign this
          -------------------------
Sublease or sublease the Subleased Premises or any part thereof without first obtaining the prior written consent of Sublessor (which consent may be withheld in Sublessor's sole and absolute discretion). Any such assignment or sublease shall also be in accordance with and subject to the terms of the Base Lease. Assignment shall include transfer of Sublessee's interest to parent, subsidiary, affiliate or related entity. Notwithstanding any such assignment or sublease, Sublessee shall remain primarily liable and shall continue to make all rental payments and all other payments that may become due and payable hereunder to Sublessor in a timely manner. Any violation of this Paragraph by Sublessee shall constitute an Event of Default under this Sublease, entitling Sublessor to exercise any and all of the remedies herein provided for an Event of Default by Sublessee, including, but not limited to, termination of this Sublease.

     11.  Sublessee Default.  All of the terms and provisions of Article 19 of
          -----------------
the Base Lease are expressly incorporated herein and made applicable hereto, such that any default by Sublessee under the terms of said Article 19 shall constitute an event of default ("Event of Default") hereunder. At any time after such an Event of Default has occurred hereunder, Sublessor may exercise all rights and remedies provided under the Base Lease for a default thereunder, including, but not limited to, declaring this Sublease terminated, and Sublessor may immediately or at any time thereafter re-enter the Subleased Premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights, and all claims for damages by reason of such re-entry are expressly waived, as well as all claims for damages by reason of any eviction proceedings or proceedings by way of sequestration or any other legal proceedings which Sublessor may employ to recover unpaid rents or possession of the Subleased Premises. In addition, without limiting the foregoing, in the event Sublessor reasonably believes that Sublessee's failure to cure any breach under this Sublease will cause a default by Sublessor to occur under the Base Lease, Sublessor shall specifically have the right, upon giving Sublessee not less than twenty-four (24) hours' prior written notice thereof, to cure such breach or default and be reimbursed by Sublessee for all reasonable expenses incurred by Sublessor in connection therewith upon demand and presentation of invoices therefor. All rights and remedies of Sublessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law or in equity, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises.

     12.  Option to Extend Sublease Term.  On the condition that Sublessee is
          ------------------------------
not in default of any of its covenants or obligations under this Sublease both at the time of exercise of the options and as of the commencement of each of the hereinafter described additional terms, Sublessee shall have the option to extend the Sublease Term on a month to month basis, for a maximum of six (6) months, the first such month to commence immediately after the expiration of the initial Sublease term. If Sublessee desires to extend the Sublease Term as aforesaid, Sublessee shall give notice thereof to the Sublessor no earlier than six (6) months and not later than three (3) months prior to the end of the initial Sublease Term. If Sublessee fails to timely give such notice, the Sublessee shall have no right to extend the Sublease Term. Upon the timely giving of such notice, the Sublease Term shall be deemed extended upon all the same terms and conditions of this Sublease for one (1) month, and Sublessee may thereafter continue on a month to month basis for a maximum of six (6) months. If Sublessee shall exercise its options hereunder for the full six (6) month period, then this Sublease shall terminate on August 31, 2000. In the event of any such extension, then the word "Term" as used herein shall thereupon be deemed to include such extension period.

     13.  Relationship of Parties.  Sublessee recognizes that Sublessor is not
          -----------------------
the owner of the Subleased Premises, and that the Landlord is the party with whom Sublessee should deal regarding matters concerning the Subleased Premises and the Building, and that the Sublessor shall have no obligation to deliver or provide any services to the Sublessee or the Subleased Premises except to the extent and only to the extent Landlord delivers such services to Sublessor. Accordingly, in the event Sublessee desires any extra services (for example, additional air-conditioning services) other than those provided to the Subleased Premises under the Base Lease, has any complaints concerning services required to be provided by Landlord under the Base Lease to the Subleased Premises, or the improvements thereto, or has any other matters which would normally be discussed with a Landlord, Sublessee agrees to contact Landlord directly to handle such matters; it being the intention of the parties hereto that, as to such matters, the only connection between Sublessee and Sublessor shall be (a) the flow-through of rights and obligations of Sublessor under the Base Lease, and (b) the payment of all amounts payable hereunder by Sublessee to Sublessor as herein provided. Sublessee also acknowledges that all of the covenants and obligations of Sublessor hereunder are expressly subject to the terms and conditions of the Base Lease. In the event Sublessee acquires any additional services from Landlord for which additional costs are incurred, Sublessee shall be responsible for paying Landlord directly for such services.

     14.  Waiver of Subrogation.  Anything in this Sublease to the contrary
          ---------------------
notwithstanding, Sublessor and Sublessee each hereby waive any and all rights of recovery, claim, action or cause of action against the other, its officers, directors, employees or agents for any damage to their respective property located in the Subleased Premises or the Premises, regardless of cause or origin, including the negligence of Sublessor, Sublessee and such parties' respective officers, directors, employees or agents, and each covenants that no insurer or other third party shall hold any right of subrogation against such other party on account thereof. The provisions of this Paragraph shall survive the expiration or termination of this sublease.

     15.  Holding Over.  In the event Sublessee remains in possession of the
          ------------
Subleased Premises after the expiration of this Sublease, then Sublessee, at Sublessor's option, shall be deemed to be occupying the Subleased Premises as a tenant at will at the base rental equal to one hundred and twenty five percent (125%) of the Basic Rent and shall otherwise remain subject to all the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a tenancy at will, including without limitation, the payment of all additions to Basic Rent provided and all other sums payable hereunder. No holding over by Sublessee after the expiration or termination of this Sublease shall be construed to extend or renew the Term or in any other manner be construed as permission by Sublessor to hold over. Sublessee shall indemnify and hold Sublessor harmless from and against any and all damages (actual, consequential or otherwise), losses, costs and expenses, including reasonable attorneys' fees, incurred by Sublessor by reason of such holding over.

     16.  Care of the Subleased Premises by Sublessee.  Sublessee shall maintain
          -------------------------------------------
and repair the Subleased Premises in the manner required by the Base Lease and shall not commit or allow any waste to be committed on any portion of the Subleased Premises. At the expiration or earlier termination of this Sublease, Sublessee shall deliver up the Subleased Premises to Sublessor in at least the same condition as of the date of this Sublease, excepting only ordinary wear and tear and any casualty damage and/or repairs which are the obligation of the Landlord under the Base Lease, and also excepting any Modular Offices installed with Sublessor's consent as set forth in Paragraph 7.

     17.  Incorporation of Base Lease Terms.  To the extent not otherwise
          ---------------------------------
inconsistent with the agreements and understandings expressed in this Sublease or applicable only to the original parties to the Base Lease, the terms, provisions, covenants and conditions of the Base Lease are hereby incorporated into this Sublease by reference as fully as if completely reproduced herein, and

          a) The term "Landlord" as used therein shall refer to Sublessor hereunder and its successors and assigns; the term "Tenant" as used therein shall refer to Sublessee hereunder; the term "Lease Term" as used therein shall refer to the Term hereunder; and the term "Premises" as used therein shall refer to Subleased Premises herein;

          b) In any case where Landlord reserves the right to enter the Subleased Premises, said right shall inure to the benefit of Sublessor as well as to Landlord;

          c) Sublessee hereby expressly assumes and agrees (i) to perform all of the terms, obligations, covenants and conditions to be performed by Sublessor pursuant to the Base Lease which accrue during the Sublease Term and which relate to the Subleased Premises, and (ii) not to do, suffer or permit anything to be done which would result in a default under the Base Lease or cause the Base Lease to be terminated or forfeited, and, accordingly, except as otherwise provided herein, Sublessee shall be entitled to all of the rights and benefits of Sublessor as Tenant under the Base Lease with respect to the Subleased Premises;

          d) Sublessor hereby expressly agrees not to do, suffer or permit anything to be done which would result in a default under the Base Lease or cause the Base Lease to be terminated or forfeited, except pursuant to a right specifically provided to Sublessor therein;

          e) To the extent that any notice or consent is required under this Sublease, Sublessee shall provide copies of all such notices to Sublessor;

          f) Sublessee agrees to promptly provide Sublessor with any notices received from Landlord which affect the Subleased Premises; and

          g) Sublessor agrees to promptly provide Sublessee with any notices received from Landlord which affect the Subleased Premises.

     18.  Security Deposit.  Upon the execution of this Sublease, Sublessee
          ----------------
shall deposit with Sublessor $14,912.50 (the "Security Deposit"), as security
                                              ----------------
for the faithful performance and observance by Sublessee of the terms, provisions, agreements, covenants and conditions of this Sublease. The Security Deposit shall not be considered an advance payment of Basic Rent or Additional Charges, and the Security Deposit shall not be considered a measure of Sublessor's damages in case of the occurrence of any default under this Sublease. Sublessee shall not be entitled to receive any interest on the Security Deposit and Sublessor may commingle the same with other monies of Sublessor. In the event Sublessee defaults in respect to any of the terms, provisions, agreements, covenants and conditions of this Sublease including, but not limited to, the payment of Basic Rent or Additional Charges, Sublessor may, at Sublessor's option, from time to time, without prejudice to any other remedy, use, apply or retain the whole or any part of the Security Deposit not theretofore applied to Basic Rent or Additional Charges to the extent necessary to make good any arrears of Basic Rent or Additional Charges or any damage, injury, expense or liability caused by such default. If Sublessor shall ever use the Security Deposit not theretofore applied to Basic Rent to pay the sums described above, and if this Sublease has not terminated, Sublessee shall immediately deposit with Sublessor additional monies equal to the amount so used within ten (10) days after request therefor. If Sublessee shall fully and faithfully comply with all of the terms, provisions, agreements, covenants and conditions of this Sublease, then the Security Deposit shall be returned to Sublessee within thirty (30) days after the termination or expiration of this Sublease (provided such termination is not a result of a default by Sublessee).

     19.  Sublessee's Construction.  Sublessor consents to the construction by
          ------------------------
Sublessee of a demising wall between the copy room/work room and the space to be subleased by Sublessee, as shown on Exhibit B hereto. Such work shall be
                                    ---------
completed in a good and workmanlike manner using first class materials and to Sublessor's reasonable satisfaction, at the sole cost and expense of Sublessee. At Sublessor's option, Sublessee shall remove the demising wall at the expiration or earlier termination of this Sublease and restore the affected area to its condition at the commencement of this Sublease.

     20.  Notices.  All notices or requests provided for hereunder shall be in
          -------
writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, return receipt requested, postage prepaid, if to Sublessor, to M. Chad McBride, Chief Financial Officer, Novations Group, Inc., 5314 North 250 West, Suite 320, Provo, Utah 84604; or if for Sublessee, at the Subleased Premises, Attention: Stephen W. Fulling. All such notices shall be deemed received either when hand delivered or two (2) business days after being placed in the United States Mail in the manner set forth above. The parties hereto shall have the right from time to time to change their respective address by at least five (5) days prior written notice to the other party.

     21.  Governing Law.  THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

     22.  Interest on Sublessee's Obligations.  All amounts owed by Sublessee to
          -----------------------------------
Sublessor under this Sublease shall bear interest from the date due until paid at the lesser of (i) the maximum, nonusurious rate permitted by law or (ii) eighteen percent (18%) per annum, but the payment of such interest shall not excuse or cure the Event of Default.

     23.  Severability.  In the event that any one or more of the provisions
          ------------
contained in this Sublease shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof; and this Sublease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     24.  Attorneys' Fees.  If any action at law or in equity, including an
          ---------------
action for declaratory relief, is brought to enforce or interpret the provision of this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party.

     25.  Amendments.  This sublease may not be altered, changed or amended,
          ----------
except by an instrument in writing executed by all parties hereto.

     26.  NO REPRESENTATIONS OR WARRANTIES.  SUBLESSEE HEREBY EXPRESSLY
          --------------------------------
ACKNOWLEDGES AND AGREES THAT SUBLESSOR HAS MADE NO REPRESENTATIONS OR WARRANTIES TO SUBLESSEE AS TO THE USE OR CONDITION OF THE SUBLEASED PREMISES OR THE BUILDING OR AS TO THE ADEQUACY OF ANY EQUIPMENT (INCLUDING THE HEATING, VENTILATING OR AIR CONDITIONING EQUIPMENT), EITHER EXPRESS OR IMPLIED, AND SUBLESSOR EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE SUBLEASED PREMISES ARE SUITABLE FOR SUBLESSEE'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER IMPLIED WARRANTY REGARDING THE SUBLEASED PREMISES. IN ADDITION, EXCEPT AS HEREIN EXPRESSLY PROVIDED, SUBLESSEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT SUBLESSEE'S OBLIGATION TO PAY BASIC RENT OR ANY OTHER SUMS DUE HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE SUBLEASED PREMISES OR THE PERFORMANCE BY SUBLESSOR OF ITS DUTIES OR OBLIGATIONS HEREUNDER (OR BY LANDLORD OF ITS DUTIES OR OBLIGATIONS UNDER THE BASE LEASE), AND THAT SUBLESSEE WILL CONTINUE TO PAY BASIC RENT AND ALL OTHER SUMS PROVIDED FOR HEREIN TO BE PAID BY SUBLESSEE WITHOUT ABATEMENT, SET-OFF, OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY SUBLESSOR OF IT DUTIES OR OBLIGATIONS HEREUNDER (OR BY LANDLORD OF ITS DUTIES OR OBLIGATIONS UNDER THE BASE LEASE), EXPRESS OF IMPLIED, SUBLESSOR AND SUBLESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS SUBLEASE AND THAT ALL EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH ARE EXPRESSLY DISCLAIMED.

     27.  Quiet Enjoyment.  Provided Sublessee has performed all of the terms,
          ---------------
covenants, agreements and conditions of this Sublease Agreement, Sublessee shall peaceably and quietly hold and enjoy the Subleased Premises against Sublessor and all persons claiming by, through or under Sublessor, for the Term herein described, subject to the provisions and conditions of this Sublease and of the Base Lease.

     28.  Entire Agreement.  This Sublease constitutes the entire agreement
          ----------------
between Sublessee and Sublessor and supersedes all prior agreements (whether written or otherwise) which may exist between the parties with regard to the lease and use of the Subleased Premises by Sublessee.

     29.  Consent by Landlord.  This Sublease shall be effective only upon
          -------------------
Landlord's execution of the Landlord Consent set forth below.

     30.  Brokers.  Sublessee warrants and represents that it has not dealt with
          -------
any real estate brokers and/or salesman in connection with the negotiation or execution of this Sublease and no such broker or salesman has been involved in connection with this Sublease. Sublessee agrees to defend, indemnify and hold harmless the Sublessor from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman, due acts of Sublessee or Sublessee's representatives.

     EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, as of this 15th day of February, 1999.

SUBLESSEE:                                SUBLESSOR:
imall Incorporated                        Novations Group, Inc.
A Nevada corporation                      A Delaware corporation
By:_______________________________        By:_____________________________
Name:_____________________________        Name:___________________________
Title:____________________________        Title:__________________________


                               LANDLORD CONSENT
                               ----------------

     The undersigned, being the Landlord under the Base Lease (as that term is defined in the foregoing Sublease Agreement), hereby consents: (a) to the foregoing Sublease Agreement, (b) to the installation by Sublessee of the Modular Offices (as that term is defined in the foregoing Sublease Agreement and (c) to the alterations to be performed by Sublessee as set forth in Paragraph 19 of the foregoing Sublease Agreement.

     Executed under seal as of this 16th day of February, 1999.

                                          Novations Partners, L.L.C.


                                          By:_____________________________
                                             Name:
                                             Title:   Managing Member